COLONIAL NEWPORT TIGER FUND

Supplement to the Statement of Additional Information dated March 1, 1995
         (Replacing Supplement dated September 26, 1995)


Non-fundamental policy 1. under the caption Other Investment
Policies has been revised in its entirety as follows:

1. Own securities of any company if officers and Trustees of the Trust or officers and directors of the Adviser who individually own more than 0.5% of such securities together own more than 5% of such securities;

The first paragraph under the caption Investment Performance is revised in its entirety as follows:

The Fund's average annual total returns at December 31, 1994 were:
                                          May 31, 1989
                              (commencement of investment operations)
          1 year    5 years        through December 31, 1994

         (11.96)%   15.03%                   15.45%

A new paragraph has been added after the last paragraph under the sub-caption Waiver of Contingent Deferred Sales Charges (CDSCs), which is under the caption HOW TO BUY SHARES, as follows:

The CDSC also may be waived where the financial service firm agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

The first paragraph under the sub-caption Reinvestment Privilege, which is under the caption INVESTOR SERVICES, is revised in its entirety as follows:

An investor who has redeemed Class A, B, D or T shares may, upon request, reinvest within one year a portion or all of the proceeds of such sale in shares of the same Class of any Colonial fund at the NAV next determined after CISC receives a written reinvestment request and payment. Any CDSC paid at the time of the redemption will be credited to the shareholder upon reinvestment. The period between the redemption and the reinvestment will not be counted in aging the reinvested shares for purposes of calculating any CDSC or conversion date. Investors who desire to exercise this Privilege should contact their FSF or CISC. Shareholders may exercise this Privilege an unlimited number of times. Exercise of this Privilege does not alter the federal income tax treatment of any capital gains realized on the prior sale of Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax adviser.

The following sources have been added under the caption Appendix II:

                                1994

SOURCE                         CATEGORY                   RETURN (%)

Bloomberg                         NA                         NA
Credit Lyonnais                   NA                         NA
Lipper                            Pacific Ex Japan Funds   -18.94
Statistical Abstract of the U.S.  NA                         NA
Strategic Insight                 NA                         NA
World Economic Outlook            NA                         NA

NT-377B-1195                                       November 8, 1995